CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix-Seneca Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 3, 2005                /s/ George R. Aylward
     ---------------------       -----------------------------------------------
                                 George R. Aylward, Executive Vice President
                                 (principal executive officer)


I, W. Patrick Bradley, Treasurer and Chief Financial Officer of Phoenix-Seneca Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 3, 2005                /s/ W. Patrick Bradley
     ---------------------       -----------------------------------------------
                                 W. Patrick Bradley, Treasurer and Chief
                                 Financial Officer
                                 (principal financial officer)